                                 PROMISSORY NOTE
                                 ---------------

$17,500                                                    As of October 6, 2003
                                                           New York, New York

         Great Wall Acquisition Corporation (the "Maker") promises to pay to the order of ___________ (the "Payee") the principal sum of Seventeen Thousand Five
Hundred Dollars ($17,500) in lawful money of the United States of America, together with interest on the unpaid principal balance of this Note, on the terms and conditions described below.

         1. Principal. The principal balance of this Note shall be repayable, together with all accrued interest, on the earlier of (i) October 6, 2004 or
(ii) the date on which Maker consummates an initial public offering of its securities.

         2. Interest. Interest shall accrue on the unpaid principal balance of this Note at an annual rate equal to 4.0% until the principal amount of, and all accrued interest on, this Note has been paid in full. Interest for any period shall be computed on the basis of the actual number of days elapsed and a year of 360 days. The interest rate provided in this Note shall apply to the indebtedness evidenced hereby before, on, and after the date or dates on which the Payee enters judgment on this Note.

         3. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys' fees, then to the payment in full of any late charges, then to the payment in full of accrued, unpaid interest and finally to the reduction of the unpaid principal balance of this Note.

         4. Events of Default. The following shall constitute Events of Default:

            (a) Failure to Make Required Payments. Failure by Maker to pay the
principal of or accrued interest on this Note within five (5) business days following the date when due.

            (b) Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by
Maker in furtherance of any of the foregoing.

            (c) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of maker in an involuntary case under the Federal Bankruptcy Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee,

custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

         5. Remedies.

            (a) Upon the occurrence of an Event of Default specified in Section
4(a), Payee may, by written notice to Maker, declare this Note to be due and payable, whereupon the principal amount of this Note, together with accrued interest thereon and all other amounts payable thereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

            (b) Upon the occurrence of an Event of Default specified in Sections
4(b) and 4(c), the unpaid principal balance of, all accrued, unpaid interest on, and all other sums payable with regard to, this Note shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

         6. Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this
Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

         7. Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by
Payee with respect to the payment or other provisions of this Note, and agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

         8. Notices. Any notice called for hereunder shall be deemed properly given if (i) sent by certified mail, return receipt requested, (ii) personally delivered, (iii) dispatched by any form of private or governmental express mail or delivery service providing receipted delivery, (iv) sent by telefacsimile or
(v) sent by e-mail, to the following addresses or to such other address as either party may designate by notice in accordance with this Section:

         If to Maker:

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         Great Wall Acquisition Corporation
         660 Madison Avenue
         15th Floor
         New York, New York 10021
         Attn.: Kin Shing Li, CEO

    If to Payee:

         [Name and Address]

Notice shall be deemed given on the earlier of (i) actual receipt by the receiving party, (ii) the date shown on a telefacsimile transmission confirmation, (iii) the date on which an e-mail transmission was received by the receiving party's on-line access provider (iv) the date reflected on a signed delivery receipt, or (vi) two (2) Business Days following tender of delivery or dispatch by express mail or delivery service.

         9. Construction. This Note shall be construed and enforced in accordance with the domestic, internal law, but not the law of conflict of laws, of the Commonwealth of Pennsylvania.

         10. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by its President the day and year first above written.

                                       GREAT WALL ACQUISITION CORPORATION

                                       By:
                                           -------------------------------------
                                           Kin Shing Li, Chief Executive Officer

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